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                                                                    Exhibit 23.2
                                              Consent of Independent Accountants

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 26, 2002, as revised on June 6, 2002 relating to the financial statements which appears in AuGRID Corporation's Annual Report on Form 10-KSB for the year ended December 31, 2002.

/s/ Henry L. Creel
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Henry L. Creel Co., Inc.
Cleveland, Ohio
June 4, 2003